UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4492

MFS SERIES TRUST X

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31*

Date of reporting period: May 31, 2009

*	This Form N-Q pertains to the following series of the Registrant: MFS Floating Rate High Income Fund.

ITEM 1.	SCHEDULE OF INVESTMENTS.

MFS® Floating Rate High Income Fund

5/31/09
Quarterly portfolio holdings

M F S®
INVESTMENT MANAGEMENT

MFS Floating Rate High Income Fund

PORTFOLIO OF INVESTMENTS (Unaudited) 5/31/09

Issuer	Shares/Par	Value ($)
Floating Rate Loans (g)(r) – 70.6%
Aerospace – 2.3%
Hawker Beechcraft Acquisition Co. LLC, Letter of Credit, 3.22%, 2014	$41,849	$24,017
Hawker Beechcraft Acquisition Co. LLC, Term Loan, 2.61%, 2014	710,872	407,962
TransDigm, Inc., Term Loan, 3.22%, 2013	569,325	525,677
Vought Aircraft Industries, Inc., Term Loan, 2.82%, 2011	895,890	716,712

		$1,674,368

Airlines – 0.4%
United Airlines, Inc., Term Loan B, 2.37%, 2014	$496,465	$298,500

Automotive – 1.6%
Federal-Mogul Corp., Term Loan B, 2.34%, 2014	$494,987	$304,830
General Motors, Term Loan B, 8%, 2013	681,077	637,943
Goodyear Tire & Rubber Co., Second Lien Term Loan, 2.07%, 2014	259,857	217,265

		$1,160,038

Broadcasting – 2.6%
Local TV LLC, Term Loan B, 2.32%, 2013	$1,107,897	$542,869
Telesat Holding, Inc., Term Loan, 4.22%, 2014	48,987	45,395
Telesat Holding, Inc., Term Loan B, 3.32%, 2014	570,361	528,534
Univision Communications, Inc., Term Loan, 2.56%, 2014	471,076	321,038
Young Broadcasting, Inc., Term Loan, 4.75%, 2012 (d)	1,031,560	446,518

		$1,884,354

Brokerage & Asset Managers – 0.9%
Ameritrade Holding Corp., Term Loan B, 1.84%, 2012	$662,858	$627,437

Building – 1.8%
BELFOR USA Group, Term Loan B, 3.41%, 2013	$598,174	$556,302
Building Materials Holding Corp., Term Loan, 3.06%, 2014	889,550	750,187

		$1,306,489

Business Services – 3.5%
Clarke American Corp., Term Loan B, 3.28%, 2014	$793,720	$616,125
First Data Corp., Term Loan B-1, 3.05%, 2014	634,263	464,994
First Data Corp., Term Loan B-2, 3.05%, 2014	344,269	252,392
Sungard Data Systems, Inc., Incremental Term Loan, 6.75%, 2014	354,211	348,013
SunGard Data Systems, Inc., Term Loan B, 2.47%, 2014	926,947	840,510

		$2,522,034

Cable TV – 9.0%
Cequel Communications LLC, Term Loan, 2.39%, 2013	$837,053	$754,511
Charter Communications Operating LLC, Incremental Term Loan, 9.25%, 2014	681,799	661,913
Charter Communications Operating LLC, Term Loan, 6.25%, 2014	582,592	493,747
CSC Holdings, Inc., Incremental Term Loan, 2.09%, 2013	1,196,972	1,121,788
Mediacom Communications Corp., Term Loan D-1, 2.04%, 2015	967,725	881,114
Mediacom Communications Corp., Term Loan D-2, 2.04%, 2015	586,500	534,008
San Juan Cable LLC, Term Loan, 2.42%, 2012	1,072,022	916,578
UPC Broadband Holding, Term Loan N-1, 2.16%, 2014	1,164,040	1,077,465

		$6,441,124

Computer Software – 1.0%
Nuance Communications, Inc., Term Loan, 2.32%, 2013	$776,000	$699,046

Computer Software - Systems – 0.1%
Dealer Computer Services, Inc., Second Lien Term Loan, 5.81%, 2013	$234,806	$90,987

Consumer Goods & Services – 4.3%
Bright Horizons Family Solutions, Term Loan B, 7.49%, 2015	$582,016	$508,294
Huish Detergents, Inc., Term Loan B, 2.07%, 2014	325,699	299,643
KAR Holdings, Inc., Term Loan B, 3.05%, 2013	406,727	348,260
Ticketmaster, Term Loan B, 3.84%, 2014	569,250	529,403
Travelport Ltd., Synthetic Letter of Credit, 3.72%, 2013	80,559	58,783

MFS Floating Rate High Income Fund

PORTFOLIO OF INVESTMENTS (Unaudited) 5/31/09 - continued

Issuer	Shares/Par	Value ($)
Floating Rate Loans (g)(r) – continued
Consumer Goods & Services – continued
Travelport Ltd., Term Loan, 2.81%, 2013	$380,390	$279,722
Travelport Ltd., Term Loan, 3.14%, 2013	510,583	372,566
Weight Watchers International, Inc., Term Loan B, 2.31%, 2014	433,624	404,625
West Corp., Term Loan B-2, 2.73%, 2013	296,980	256,640

		$3,057,936

Containers – 0.9%
Owens-Illinois, Inc., Term Loan B, 2.34%, 2013	$689,827	$635,215

Electronics – 0.4%
Freescale Semiconductor, Inc., Term Loan B, 2.16%, 2013	$409,653	$251,254

Energy - Independent – 1.6%
MEG Energy Corp., Term Loan, 3.22%, 2013	$542,884	$467,559
MEG Energy Corp., Term Loan B, 3.22%, 2013	776,000	668,330

		$1,135,889

Engineering - Construction – 0.5%
URS Corp., Term Loan B, 2.9%, 2013	$367,468	$356,076

Entertainment – 3.3%
AMC Entertainment, Inc., Term Loan, 1.81%, 2013 (o)	$890,959	$814,336
Cinemark USA, Inc., Term Loan, 2013 (o)	500,000	463,334
Metro-Goldwyn-Mayer Studios, Inc., Term Loan, 3.56%, 2012	184,146	105,147
Metro-Goldwyn-Mayer Studios, Inc., Term Loan B, 3.56%, 2012	476,361	272,002
Regal Cinemas, Inc., Term Loan, 4.97%, 2013	734,843	700,168

		$2,354,987

Financial Institutions – 0.9%
MSCI, Inc., Term Loan B, 3.08%, 2014	$715,577	$665,486

Food & Beverages – 4.4%
ARAMARK Corp., Synthetic Letter of Credit, 4.05%, 2014	$77,047	$70,036
ARAMARK Corp., Term Loan, 3.09%, 2014	1,212,775	1,102,413
B&G Foods, Inc., Term Loan C, 3.26%, 2013	252,854	243,372
Birds Eye Foods, Inc., Term Loan B, 2.97%, 2013	489,966	448,319
Dean Foods Co., Term Loan B, 2.58%, 2014	1,144,289	1,046,131
Dole Food Co., Inc., Letter of Credit, 3.01%, 2013	28,523	28,301
Dole Food Co., Inc., Term Loan B, 7.96%, 2013	49,990	49,600
Dole Food Co., Inc., Term Loan C, 7.97%, 2013	186,269	184,814

		$3,172,986

Forest & Paper Products – 2.4%
Georgia-Pacific Corp., Term Loan, 3.22%, 2012	$1,322,435	$1,225,401
NewPage Holding Corp., Term Loan, 4.73%, 2014	639,185	513,859

		$1,739,260

Gaming & Lodging – 1.4%
Golden Nugget, Inc., Second Lien Term Loan, 3.57%, 2014	$398,373	$95,609
Las Vegas Sands Corp., Term Loan, 2.07%, 2014	140,615	100,583
Las Vegas Sands Corp., Term Loan B, 2.07%, 2014	558,187	399,278
Venetian Macau Ltd., Term Loan, 2.57%, 2013	500,000	417,000

		$1,012,470

Industrial – 0.8%
Oshkosh Truck Corp., Term Loan B, 7.24%, 2013	$643,913	$551,350

Medical & Health Technology & Services – 8.9%
Biomet, Inc., Term Loan B, 4.13%, 2015	$955,013	$896,877
Community Health Systems, Inc., Term Loan, 2.56%, 2014	86,404	76,664
Community Health Systems, Inc., Term Loan B, 2.89%, 2014	1,693,684	1,502,760
DaVita, Inc., Term Loan B-1, 2.12%, 2012	1,279,408	1,194,847
HCA, Inc., Term Loan B, 3.47%, 2013	1,322,350	1,176,726

MFS Floating Rate High Income Fund

PORTFOLIO OF INVESTMENTS (Unaudited) 5/31/09 - continued

Issuer	Shares/Par	Value ($)
Floating Rate Loans (g)(r) – continued
Medical & Health Technology & Services – continued
Psychiatric Solutions, Inc., Term Loan B, 2.12%, 2012	$481,199	$443,305
Renal Advantage, Inc., Term Loan B, 3.7%, 2012	335,055	303,225
Select Medical Corp., Term Loan B, 2.71%, 2012	565,141	505,236
U.S. Oncology, Inc., Term Loan C, 4.56%, 2011	289,326	274,377

		$6,374,017

Medical Equipment – 0.4%
Hologic, Inc., Term Loan A, 2.62%, 2012	$194,236	$178,697
Hologic, Inc., Term Loan B, 3.62%, 2013	111,693	106,946

		$285,643

Natural Gas - Pipeline – 2.6%
Energy Transfer Equity LP, Term Loan B, 2.7%, 2012	$933,892	$883,306
Enterprise Group Holdings LP, Term Loan B-2, 3.09%, 2014	1,045,090	994,142

		$1,877,448

Network & Telecom – 1.0%
Windstream Corp., Term Loan B, 1.93%, 2013	$738,807	$688,938

Pharmaceuticals – 1.5%
Mylan Laboratories, Inc., Term Loan B, 4.33%, 2014	$770,906	$731,290
Royalty Pharma Finance Trust, Term Loan B, 3.47%, 2013	366,888	346,098

		$1,077,388

Printing & Publishing – 1.6%
Ascend Media Holdings LLC, Term Loan, 10.25%, 2012 (d)	$481,013	$45,648
Black Press Group Ltd., Term Loan B, 2.67%, 2013	188,810	52,867
Black Press Group Ltd., Term Loan B-2, 2.67%, 2013	114,635	32,098
Nielsen Finance LLC, Term Loan, 2.38%, 2013	1,168,720	1,029,022

		$1,159,635

Real Estate – 1.0%
CB Richard Ellis Group, Inc., Term Loan B, 6%, 2013	$719,726	$611,767
Tishman Speyer, Term Loan B, 2.07%, 2012	306,316	101,084

		$712,851

Retailers – 1.2%
General Nutrition Centers, Inc., Term Loan B, 3.25%, 2013	$344,955	$296,662
Oriental Trading Co., Inc., Term Loan, 9.75%, 2013	816,545	524,630

		$821,292

Specialty Stores – 0.5%
Michaels Stores, Inc., Term Loan B, 2.67%, 2013 (o)	$500,000	$357,084

Telecommunications - Wireless – 0.9%
MetroPCS Wireless, Inc., Term Loan B, 3.06%, 2013	$649,996	$611,402

Utilities - Electric Power – 6.9%
Calpine Corp., Term Loan, 4.09%, 2014	$1,316,934	$1,136,473
Covanta Holding Corp., Synthetic Letter of Credit, 2.59%, 2014	319,056	294,169
Covanta Holding Corp., Term Loan B, 1.87%, 2014	623,145	574,540
Mirant North America LLC, Term Loan, 2.06%, 2013	623,920	579,354
NRG Energy, Inc., Synthetic Letter of Credit, 2.82%, 2013	317,682	293,823
NRG Energy, Inc., Term Loan, 2.97%, 2013	1,055,066	975,826
Texas Competitive Electric Holdings Co. LLC, Term Loan B-2, 3.88%, 2014	425,198	292,748
Texas Competitive Electric Holdings Co. LLC, Term Loan B-3, 3.88%, 2014	1,128,264	771,169

		$4,918,102

Total Floating Rate Loans		$50,521,086

Bonds – 3.9%
Asset Backed & Securitized – 2.8%
Banc of America Commercial Mortgage, Inc., 5.39%, 2045	$297,000	$146,881

MFS Floating Rate High Income Fund

PORTFOLIO OF INVESTMENTS (Unaudited) 5/31/09 - continued

Issuer			Shares/Par	Value ($)
Bonds – continued
Asset Backed & Securitized – continued
Banc of America Commercial Mortgage, Inc., 5.772%, 2051			$658,873	$313,336
Banc of America Commercial Mortgage, Inc., FRN, 5.811%, 2051			329,000	168,550
Credit Suisse Mortgage Capital Certificate, 5.343%, 2039			500,000	244,228
JPMorgan Chase Commercial Mortgage Securities Corp., 5.44%, 2045			500,000	285,256
JPMorgan Chase Commercial Mortgage Securities Corp., 5.466%, 2047			660,000	329,251
Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.204%, 2049			474,998	218,493
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.748%, 2050			125,000	59,028
Wachovia Bank Commercial Mortgage Trust, FRN, 5.902%, 2051			500,000	233,961

				$1,998,984

Building – 0.2%
Ply Gem Industries, Inc., 11.75%, 2013			$250,000	$160,000

Gaming & Lodging – 0.5%
Harrah’s Operating Co., Inc., 11.25%, 2017 (z)			$395,000	$383,150

Printing & Publishing – 0.4%
Dex Media West LLC, 8.5%, 2010 (d)			$350,000	$260,750

Total Bonds				$2,802,884

	Strike Price	First Exercise
Warrants – 0.0%
Construction – 0.0%
Building Materials Holding Corp., (1 share for 1 warrant)(a)	$0.47	10/24/08	4,362	$1,218

Short-Term Obligations (y) – 3.0%
BNP Paribas Finance, Inc., 0.2%, due 6/01/09			$2,137,000	$2,137,000
HSBC Americas, Inc., 0.2%, due 6/01/09			29,000	29,000

Total Short-Term Obligations				$2,166,000

Money Market Funds (v) – 0.0%
MFS Institutional Money Market Portfolio, 0.23%, at Net Asset Value			302	$302

Repurchase Agreements – 15.1%
Bank of America Corp., 0.15%, dated 5/29/09, due 6/01/09, total to be received $3,685,046 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities valued at $3,758,392 in a jointly traded account)			$3,685,000	$3,685,000

Goldman Sachs, 0.16%, dated 5/29/09, due 6/01/09, total to be received $7,124,095 (secured by U.S. Treasury and Federal Agency obligations and Mortgage Backed securities valued at $7,266,481 in a jointly traded account)			7,124,000	7,124,000

Total Repurchase Agreements, at Value				$10,809,000

Total Investments, at Value				$66,300,490

Other Assets, Less Liabilities – 7.4%				5,272,376

Net Assets – 100.0%				$71,572,866

(a)	Non-income producing security.

(d)	Non-income producing security - in default.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(y)	The rate shown represents an annualized yield at time of purchase.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

MFS Floating Rate High Income Fund

PORTFOLIO OF INVESTMENTS (Unaudited) 5/31/09 - continued

Restricted Securities	Acquisition Date	Cost	Current Market Value
Harrah’s Operating Co., Inc., 11.25%, 2017	5/28/09	$381,669	$383,150
% of Net Assets			0.5%

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

See attached supplemental information. For more information see notes to financial statements as disclosed in the most recent semiannual or annual report.

MFS Floating Rate High Income Fund

Supplemental Information (Unaudited) 5/31/09

(1)	Fair Value Disclosure

The fund adopted FASB Statement No. 157, Fair Value Measurements (the “Statement”). This Statement provides a single definition of fair value, a hierarchy for measuring fair value and expanded disclosures about fair value measurements.

Various inputs are used in determining the value of the fund’s assets or liabilities carried at market value. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of May 31, 2009 in valuing the fund’s assets or liabilities carried at market value:

	Level 1	Level 2	Level 3	Total
Investments in Securities	$302	$66,254,540	$45,648	$66,300,490
Other Financial Instruments	$(7,488)	$(1,217,821)	$—	$(1,225,309)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

	Investments in Securities	Other Financial Instruments
Balance as of 8/31/08	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation	(170,808)	—
Net purchases (sales)	—	—
Transfers in and/or out of Level 3	216,456	—

Balance as of 5/31/09	$45,648	$—

(2)	Portfolio Securities

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate Cost	$74,248,009

Gross unrealized appreciation	$1,930,916
Gross unrealized depreciation	(9,878,435)

Net unrealized appreciation (depreciation)	$(7,947,519)

The aggregate cost above includes prior fiscal year end tax adjustments.

(3)	Derivative Contracts at 5/31/09

Forward Foreign Currency Exchange Contracts at 5/31/09

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Appreciation - Asset Derivatives
BUY	EUR	UBS AG	57,516	7/20/2009	$78,055	$81,280	$3,225
Depreciation - Liability Derivatives
SELL	EUR	UBS AG	57,516	7/20/2009	$80,383	$81,280	$(897)

MFS Floating Rate High Income Fund

Supplemental Information (Unaudited) 5/31/09 - continued

Derivative Contracts at 5/31/09 - continued

Futures Contracts Outstanding at 5/31/09

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	19	$2,235,469	Sep-09	$(7,488)

Swap Agreements at 5/31/09

Expiration	Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Liability Derivatives
Credit Default Swaps
6/20/13	USD	3,560,000	(a) Goldman Sachs International	3.25% (fixed rate)	(1)	$(632,766)
6/20/14	USD	3,900,000	(a) Goldman Sachs International	5.0% (fixed rate)	(2)	(587,383)

						$(1,220,149)

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the LCDX.NA.10 Index, a CCC+ rated credit default index. The fund entered into the contract to manage market/sector exposure.

(2)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the LCDX.NA.12 Index, a CCC+ rated credit default index. The fund entered into the contract to manage market/sector exposure.

(a)	Net unamortized premiums received by the fund amounted to $1,723,862.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap, the reference obligation for which may be either a single security or, in case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Each reference security, including each individual security within a reference basket of securities, is assigned a rating from Moody’s Investor Service. If not rated by Moody’s, the rating will be that assigned by Standard & Poor’s. Likewise, if not assigned by Standard & Poor’s, it will be based on the rating assigned by Fitch, Inc. The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At May 31, 2009, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

(4) Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

In this reporting period the fund adopted FASB Statement No. 161, Disclosure about Derivative Instruments and Hedging Activities (“FAS 161”), and FASB Staff Position FAS No. 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and Clarification of the Effective Date of FAS 161 (“FSP FAS 133-1”).

FAS 161 amends FASB Statement No. 133, Accounting for Derivatives and Hedging Activities (“FAS 133”). FAS 161 provides enhanced disclosures about the fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the fund’s results of operations and financial position. Under FAS 161, tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under FAS 133 must be disclosed separately from derivatives that do not qualify for hedge accounting under FAS 133. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the fund’s derivatives are not accounted for as hedging instruments under FAS 133. As such, even though the fund may use derivatives in an attempt to achieve an economic hedge, the fund’s derivatives are not considered to be hedging instruments under FAS 133.

FSP FAS 133-1 amends FAS 133 to require sellers of credit derivatives to make disclosures that will enable financial statement users to assess the potential effects of those credit derivatives on an entity’s financial position, financial performance and cash flows. As defined by FSP FAS 133-1, a credit derivative is a derivative instrument (a) in which one or more of the derivative’s underlyings are related to the credit risk of a specified entity (or group of entities) or an index based on the credit risk of a group of entities and (b) that exposes the seller to potential loss from credit-risk-related events specified in the derivative contract. The seller (or writer) is the

MFS Floating Rate High Income Fund

Supplemental Information (Unaudited) 5/31/09 - continued

party that provides the credit protection and assumes the credit risk on a credit derivatives contract, such as a credit default swap. Accordingly, appropriate disclosures have been included herein.

As defined under FAS 133, derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2009.

Fair Value of Derivative Instruments not Accounted for as Hedging Instruments under FAS 133 as of 5/31/09:

		Asset Derivatives		Liability Derivatives
		Location on Portfolio of Investments	Fair Value	Location on Portfolio of Investments	Fair Value
Interest Rate Contracts	Interest Rate Futures	Other Assets, Less Liabilities	$—	Other Assets, Less Liabilities	$(7,488) (a)
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	Other Assets, Less Liabilities	$3,225	Other Assets, Less Liabilities	(897)
Credit Contracts	Credit Default Swaps	Other Assets, Less Liabilities	—	Other Assets, Less Liabilities	(1,220,149)
Total Derivatives not Accounted for as Hedging Instruments Under FAS 133			$3,225		$(1,228,534)

(a)	Includes cumulative appreciation/depreciation of futures contracts.

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk by entering into an ISDA Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported balance sheet assets and liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose is noted in the Portfolio of Investments.

MFS Floating Rate High Income Fund

Supplemental Information (Unaudited) 5/31/09 - continued

Futures Contracts – The fund may use futures contracts to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. The fund’s maximum risk due to counterparty credit risk is the notional amount of the contract. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – The fund may enter into swap agreements. A swap is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap transactions in the Statement of Operations. The value of the swap, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded on the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap transactions in the Statement of Operations. Amounts paid or received at the inception of the swap are reflected as premiums paid or received on the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap transactions in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap transactions are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the contract notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although contract-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant contract. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations.

Credit default swaps are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The aggregate fair value of credit default swaps in a net

MFS Floating Rate High Income Fund

Supplemental Information (Unaudited) 5/31/09 - continued

liability position as of May 31, 2009 is disclosed in note 3 herein. As discussed earlier in this note, collateral requirements for these swaps are based generally on the market value of the swap netted against collateral requirements for other types of over-the-counter derivatives traded under each counterparty’s ISDA Master Agreement. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the contract’s deliverable obligation. If a defined credit event had occurred as of May 31, 2009, the swaps’ credit-risk-related contingent features would have been triggered and, for those swaps in a net liability position for which the fund is the protection seller, the fund in order to settle these swaps would have been required to either (1) pay the swap’s notional value of $7,460,000 less the value of the contracts’ related deliverable obligations as decided through an ISDA auction or (2) pay the notional value of the swaps in return for physical receipt of the deliverable obligations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

(5)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	—	14,510,549	(14,510,247)	302

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	—	$—	$3,444	$302

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-Q, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: MFS SERIES TRUST X

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President

Date: July 17, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DWYER
Maria F. Dwyer, President (Principal Executive Officer)

Date: July 17, 2009

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: July 17, 2009

*	Print name and title of each signing officer under his or her signature.